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                                                                    EXHIBIT 10.5

                         [PHOTOCOPY OF 20-RUPEE NOTE]


     THIS AGREEMENT made at Mumbai this 5th day of July, One thousand nine hundred ninety nine: BETWEEN SHREENATHJI BALAJI COMPUTECH PRIVATE LIMITED a Company incorporated and registered under the provisions of Companies Act, 1956 and having its Registered Office at 1314, Bharat Niwas, Soonawala Agiary Lane, Mahia, Mumbai-400 016., hereinafter called "the Licensor" (which expression shall, unless it be repugnant to the context or meaning thereof, seen and include its successors in title) of the One Part AND: REDIFF COMMUNICATION LIMITED, a company incorporated and registered under the provisions of Companies Act, 1956 and having its registered office at Sterling


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Centre, 4th floor, Dr. Annie Besant Road, Worli, Mumbai-400 018 hereinafter called "the Licensee" (which expression shall, unless it be repugnant to the context or meaning thereof, mean and include its successors in title) of the Other Part:

WHEREAS:

1. One Mahalaxmi Engineering Company Private Limited is seized and possessed of or otherwise well and sufficiently entitled to an area of approximately 10800 sq. ft. of built up area equivalent to 1003.71 square meters or thereabouts on the first floor of the building known as "Mahalaxmi Industrial Estate" and is also entitled to two reserved car parking spaces in the compund situate lying and being at L.J. Road No.1, Mahia, Mumbai 400016 (hereinafter called "the said premises");

2. By a Tenancy Agreement dated the 5th day of April, 1999 made between Mahalaxmi Engineering Company Private Limited, therein called the Landlord of the One Part and the Licensor therein called the Tenant of the Other Part, Mahalaxmi Engineering Company Private Limited has agreed to give the said premises to the Licensor on monthly tenancy




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     basis at or for the rent and on certain terms and conditions therein contained;

3. The said Tenancy Agreement is valid and subsisting Agreement and has not been terminated, revoked and or cancelled by either parties to the said Agreement;

4. Under the said Tenancy Agreement, Mahalaxmi Engineering Company Private Limited has permitted the Licensor to further give the said premises either on leave and licence basis or to sub-let the same to any person or party at such compensation and on such terms and conditions as the Licensor may deem fit and proper without obtaining the prior written consent of Mahalaxmi Engineering Company Private Limited in that behalf;

5. Pursuant to the right given by Mahalaxmi Engineering Company Private Limited to the Licensor, the Licensor is entitled to give the said premises on leave and license basis;

6. The Licensee has approached the Licensor and has requested the Licensor to give the said premises to the Licensee on leave and license basis which the Licensor has agreed to do on certain terms and conditions


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      mutually agreed upon by and between them;

7. The parties hereto are desirous of recording the said terms and conditions in the manner hereinafter appearing;

      NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO as under:

1. The Licensor hereby grants to the Licensee and the Licensee hereby accepts from the Licensor a licence to use and occupy an area of 10800 sq. ft. of built up area equivalent to 1003.71 square meters or thereabouts on the first floor of the building known as "Mahalaxmi Industrial Estate" situate at L.J. Road No. 1, Mahim, Mumbai 400 016 along with two reserved car parking spaces (hereinafter referred to as "the licensed premises") initially for a period of three years and twenty one days commencing from the 5th day of July, 1999 provided that the first payment of license fee shall be payable with effect from 26th day of July 1999 at the monthly licence fee subject to deduction of tax at source, in the manner hereinafter appearing in clause 2 hereof, with an option to the Licensee to extend the period of the licence for a further period of three years after the expiry of the initial period of three years twenty one days on the same terms and conditions as herein contained save



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and except the licence fee and/or compensation payable for the subsequent period of three years shall be increased by 20% of the licence fee and/or compensation that is payable for the present period of three years twenty one days subject to deduction of tax at source in the manner hereinafter appearing in clause 2 hereof. If the Licensee desires to renew the licence, then in that event, the Licensee shall give to the Licensor six months advance notice in writing of its intention to renew the licence for a further period of three years. If the Licensee is not desirous of renewing the licence, then in that event, also the Licensee shall give to the Licensor six months advance notice in writing of its intention not to renew the licence before the expiry of the current period of three years twenty one days. It is hereby expressly agreed and understood by and between the parties hereto that the option of renewal given to the Licensee for renewing the licence for subsequent period of three years shall be available to the Licensee only if the Licensee has carried out and complied with all the terms and conditions of the licence and there is no breach on its part in observing and performing the terms and conditions of this agreement.

2. The Licensee shall pay to the Licensor licence fee and/or compensation as under:

(a)   Rs. 3,96,000/- (Rupees Three Lakhs Ninety Six



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Thousands only) per month for the initial period of six months commencing from
26th day of July, 1999 to 25th January 2000;

(b) Rs.3,46,000/- (Rupees Three Lakhs Forty Six Thousand only) per month from 26th January, 2000 to 25th January, 2001;

(c) Rs. 3,96,000/- (Rupees Three Lakhs Ninety Six Thousand only) per month from 26th January, 2001 to 25th July, 2002.

     The above licence fee and/or compensation shall be paid subject to deduction of tax at source.

The first of such compensation shall commence from the 26th day of July 1999 and the subsequent payments shall be made on or before the 5th day of each and every succeeding month thereafter. Provided However that if the Licensee defaults in paying the said licence fee and/or compensation on its due date, then in that event, the Licensee shall be liable to pay to the Licensor interest at the rate of 18% per annum from the date of default till the date of actual payment and if such default continues for more than 30 days then the Licensor shall give to the Licensee 15 days notice in writing calling up the Licensee to pay the outstanding amount with interest and if the same is not paid within the said period of 15 days of the receipt of the notice then in that event this Agreement shall come to an end and the consequences of termination shall follow. It


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is agreed and understood by and between the parties hereto that the licence fee and/or compensation payable by the Licensee to the Licensor shall for all purpose be deemed to be standard licence fee and/or compensation payable in respect of the licensed premises and the Licensee shall not make any application to any Court of Law or before any Forum or before any Authority challenging the said compensation payable in respect of the licensed premises and any such action shall be taken as a breach of this Agreement entailing the consequences as hereinafter set out.

3. In addition to the payment of the Licence fee and/or compensation as hereinabove provided, the Licensee shall pay all charges for the electricity and water consumed in the licensed premises as shown by separate meters installed for the purpose on the Licensor producing original bills in respect thereof including rentals for the meters installed for the purpose.

4. The Licensor has informed the Licensee that the work of construction is complete in all respects and that the Occupation Certificate in respect of the first floor premises has been obtained by the Licensor from the Municipal Corporation and the Licensor agrees and undertakes that the Licensee shall comply with all


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the terms and conditions of the said certificate and will ensure that the
Licensee's right to use and occupy the said premises are not jeopardize in any manner whatsoever.

5. It is agreed by and between the parties hereto that all present municipal taxes, cess, dues, duties impositions and outgoings payable in respect of the licensed premises as also all increases and additional taxes in respect of the licensed premises shall be borne and paid by the Licensor. All new taxes introduced by yearly budgetary taxes or by way of any act, order, notification or ordinance whereby any fresh or new municipal taxes, cess, dues, duties, impositions, and outgoings becomes payable and are imposed by the Corporation or by any other Government body or Authority in respect of the licensed premises the same shall be borne and paid by the Licensee alone. The said amount shall be paid within a period of twenty one days from the date the Licensor furnishes to the Licensee a copy of the said bill and in case of non- payment, the same shall be construed as a breach and the consequences thereof shall follow.

6. The Licensee has informed the Licensor that the Licensee proposes to carry out certain renovations and alterations in the licensed premises as per the plans and drawings furnished by the Licensee to the

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     purpose;

(f) Not to cause any nuisance or annoyance to the occupants of the said building so as to prejudice the right of the Licensor to the licensed premises;

(g) To permit the Licensor and or its authorised representative at all times on receipt of clear 48 hours notice in writing to enter upon, view and examine the status and condition of the licensed premises;

(h) Not to carry out any structural renovations, alterations or repairs to the licensed premises or any part or portion thereof save and except as provided in clause 6 hereinabove.

(i) Not to transfer the benefits of this Agreement to any third party other than an entity registered or incorporated on re-organisation of the Licensee, which entity must be majority owned and control by the Licensee and/or management of the Licensee, provided that prior intimation particulars are furnished to the Licensor in that behalf.

(j) Not to bring in or to store on the licensed premises or any part or portion thereof any combustible materials or otherwise dangerous things which may imperil the safety of the building or may increase the premium of insurance of the licensed premises or render void the

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     insurance;

(k) To perform and observe strictly the provision hereof and also the provision of law of the country for the time being and from time to time in force and also the rules and regulations which may for the time being and from time to time be in force governing the licensed premises;

(l) The Licensee shall be in exclusive possession of the licensed premises and the juridical possession thereof shall always remain with the Licensor;

(m) To indemnify the Licensor against any loss or damages that may be suffered as a result of breach of any of the provisions herein contained or otherwise due to any act or conduct of the Licensee its staff, employees, servants and agents leading to the breach of the provisions hereof;

(n) On the expiry of sooner determination of this licence or the renewal thereof to remove itself from the licensed premises and all its staff and employees and all its belongings and to restore the licensed premises to its original condition (reasonable wear and tear and loss or damage by fire, accident, irresistible force or act of God excepted) Provided However that if the Licensee has carried out any additions and alterations to the licensed premises and has installed fixtures

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     and fittings false ceiling, flooring and toilet which are of a permanent nature, then in that event, the Licensee shall not on the expiry or sooner determination of the License remove the same but shall leave the same in the licensed premises and the Licensor shall not be called upon to pay any amount to the Licensee for the same;

(o) Not to put any claim of tenancy or subtenancy or any other right or title into or in respect of the licensed premises or any part or portion thereof and this Agreement shall not be construed to create any such right whatsoever in favour of the Licensee save and except the mere right to use and occupy the licensed premises as licensee during the validity of the licence and such right shall automatically come to an end on the expiry or sooner determination of the Licence;

8.        The Licensor hereby covenants with the Licensee as follows:

(a) To bear and pay the municipal taxes, cess, dues, duties, levies, charges, impositions levied by the Municipal Corporation in respect of the licensed premises as per clause 5 hereinabove;

(b)  To permit the Licensee to carry out such



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     alterations and renovations to the licensed premises as per the plans sanctioned by the Municipal Corporation and seen by the Licensor in advance;

(c) Not to transfer or assign the rights in respect of the licensed premises to any person or party so as to adversely affect the rights of the Licensee to use and occupy the licensed premises and in case of any such transfer or assignment the Licensor shall intimate the same to the Licensee and shall obtain from such party an acknowledgment recognising the rights of the Licensee to the licensed premises.

(d) The Licensee shall be entitled to use the said premises for 24 hours all 7 days of the week without paying any additional compensation to the Licensor.

(e) To allow any associate or sister concern under the control of Licensee's management to use and occupy the licensed premises provided always that the Licensee shall have a controlling interest in the firm and companies which are permitted to use and occupy the said leased premises with the licence. The Licensee shall alone be responsible for the due observance and performance of the



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      terms and conditions of the licence and the renewal thereof and the
      Licensee shall furnish the names of the companies who will be occupying the licensed premises;

(f) To allow to install windows/spilt air conditioners as per the plans submitted;

(g) To provide adequate power and sanitation in the licence premises to enable the Licensee to enjoy use and occupation of the said premises;

(h)   To provide security guard round the clock to protect the said Building;

(i) To allow to exhibit any name, sign, symbolograph or writing on the front door of the said premises and at such places where the occupant of other premises usually have their name plates;

(j) To permit the Licensee to use both the entrance of the building where the licensed premises are located and make use of both the lifts save and except for carrying heavy articles and things in the said lift;

9. If at any time during the said term the licensed premises are damaged or destroyed by fire, storm, flood, tempest, earthquake, enemies, war, riot,



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civil commotion or any other irresistible force, act of God so as to make the same unfit for use, then in that event the licence hereby created shall forthwith stand terminated, provided however that if the licensed premises is destroyed or damaged on account of any negligence on the part of the Licensee, then in that event, this Agreement shall not come to an end and the Licensee shall be bound and liable to pay the Licence fee and/or compensation to the Licensor and the Licensee shall at its own cost and expense restore the licensed premises and the other parts of the building which are so destroyed in the same good order and condition as they were at the time of entering into this Agreement. The Licensee shall at its own cost and expense insure the licensed premises and the fixtures, fittings and amenities provided therein for an adequate value and in case of destruction, to re-do the licensed premises at its own cost and expense as set out hereinabove from and out of the insurance amount or from any other amount.

10. On expiry or sooner determination of this Licence and the renewals thereof, as the case may be, the Licensee shall remove its employees and servants and all its belongings, chattels, articles and the things from the licensed premises and shall not claim any alternate accommodation and shall have over vacant possession of the licensed premises to the Licensor.



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11.  It is the express intention of the parties hereto that the Agreement shall be a mere licence, the use and occupation by the Licensee being restricted for the purpose of using the licensed premises on the terms and conditions contained in the licence.

12. Notwithstanding anything herein contained, the Licensor shall be entitled to determine the licence hereby created by giving to the Licensee forty five days notice in writing in case the Licensee commits breach of any of the terms and conditions of this Agreement save and except as provided in clause 2 hereinabove and if such breach is not rectified or remedied within a period of forty five days from the date of the receipt of such notice then and in that event, on the expiration of the said period of forty five days the license hereby granted shall automatically come to an end without any further notice and the Licensee as also its officers, authorised representative, servants and agents for the time being shall quit, vacate and give charge of the licensed premises to the Licensor without raising any dispute or objection thereto.

13. It is hereby agreed by and between the parties hereto that after the expiry of period of 18 months from the date of the execution of this Agreement the Licensee shall be entitled to terminate this Agreement by giving six months advance notice in writing in this


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behalf to the Licensor. After the expiry of the said period of six months the
Licence hereby granted shall automatically come to an end on such determination the Licensee shall quit, vacate and handover to the Licensor quiet, vacant and peaceful possession of the licensed premises in the same good order and condition as it was at the time of entering into this Agreement, reasonable wear and tear accepted. Provided, However that if there is any difference or dispute regarding the damage done to the said premises then in that event the same shall be referred to an Government approved architect who shall be look into and decide the quantum of the damage done and the compensation payable in respect thereof and his decision shall be final and binding by the parties hereto and the Licensee shall at its own cost and expense restore the said licensed premises in the same good order and condition as they were at the time of entering into this Agreement.

14. In the event of the Licensee failing to hand over to the Licensor vacant possession of the licensed premises on the expiry or sooner determination of the licence, or the renewal thereof then in that event, without prejudice to any other right that the Licensor may have against the Licensee, the Licensor shall be entitled to recover from the Licensee licence fee and/or compensation at the rate of Rs.39,600/- (Thirty nine thousand six hundred only) per day as end by way


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of liquidated damages during the initial period of 3 (three) years and twenty one days and Rs.47,400-(Forty seven thousand four hundred only) per day as and by way of liquidated damages for the subsequent period of 3 (three) years till such time the Licensee vacates and hands over quiet vacant and peaceful possession of the licensed premises to the Licensor and also pays the damages as aforesaid for each day the Licensee continue to occupy the licensed premises.

15. It is hereby agreed by and between the parties hereto that the Licensor shall keep the main key of the licensed premises in escrow with its Advocates and Solicitors Messrs Kanga and Company and the duplicate thereof shall remain with the Licensee. The Licensee shall not change the main lock without obtaining the previous consent in writing of the Licensor. In case the Licensee changes the main lock, then in that event, the Licensee shall handover to the Licensor the original key of the lock which the Licensor shall keep the same in escrow with its Advocate and Solicitors and the duplicate thereof shall be retained by the Licensee.

16. It is agreed by and between the parties hereto that this Leave and Licence has been given in pursuance of Section 13A(1), 13(A)(2) and part 11A of the 1987 amended Bombay Rents (Hotel and Lodging House) Rates Control Act, 1947 which permits giving out of the

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ownership premises on leave and licence and which provides that a Licensee for residence shall deliver possession of the licensed premises to the Licensor on expiry of the period of licence and that on the failure of the Licensee to do so the Licensor shall be entitled to recover possession of the licensed premises from the Licensee on the expiry of the period of the licence by making an application to the Competent Authority and Competent Authority, on being satisfied that the period of the licence has expired, shall pass an order for eviction of the Licensee and any continuing licensee in possession of the licensed premises after the expiry of the period of the licence shall render the Licensee liable to pay damages at double the rate of the licence fee or discharge for the premises fixed under the agreement of Leave and Licence and the Licensee agrees that this Agreement of Leave and Licence is subject to the rights of the Licensor as provided under Section 13(a)(2) of the said Act.

17. It is further agreed by and between the parties hereto that if there is any change in law governing the licensed premises by way of any act, order, notification and/or ordinance wherein the Licensee is recognised as the tenant or deemed to be the tenant of the licensed premises or any superior right is given to the Licensee then in that event, a day prior to such act, order notification and/or

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ordinance this Agreement shall come to an end and the Licensee shall within a period of 90 days quit, vacate and handover quiet, vacant and peaceful possession of the Licensed premises to the Licensor. During this period of 90 days the Licensee shall be bound and liable to pay the Licensor compensation per month as then payable.

18. Any notice intended to be given to the Licensee shall be deemed to be properly and validly given if it is sent to the Licensee by Registered Post A.D. to the attention of the Managing Director of the Licensee at licensed premises and likewise notice meant for the Licensor shall be addressed to and delivered or sent by Registered Post A.D. to the Licensor's Registered Office address.

19. Each party shall bear and pay their respective Advocates and Solicitors costs.

20. This Agreement shall be subject to the jurisdiction of the Courts at Mumbai.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first hereinabove written.


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SIGNED SEALED AND DELIVERED     )

by the within named Licensor    )

SHREENATHJI BALAJI COMPUTECH    )

PRIVATE LIMITED,                )         FOR SHREENATHJI BALAJI
                                          COMPUTECH PVT. LTD.
by the hand of its              )         /s/ LABASHANKER V. JOSHI
duly authorised signatory       )                                 DIRECTOR

Mr. LABHASHANKER V. JOSHI       )

in the presence of . .          )

/s/ V. V. MEHTA

VINOD V. MEHTA

[SIGNATURE ILLEGIBLE]


SIGNED SEALED AND DELIVERED     )

by the within named Licensee    )

REDIFF COMMUNICATION LIMITED    )

by the hand of its duly         )

authorised signatory            )

/s/ Mr. RAJIV WARRIER           )       /s/ RAJIV WARRIER

in the presence of . .          )

/s/ SN [ILLEGIBLE]              )

/s/ SAJIT SUVARNA               )

    (Sajit Suvarna)             )

                                                 SHREENATHJI BALAJI COMPUTECH
                                                       PRIVATE LIMITED

                                                             AND

                                                 REDIFF COMMUNICATION LIMITED





                                                 LEAVE AND LICENSE AGREEMENT

                                               Dated this 5th day of July, 1999





                                                  Messrs. Kanga and Company,
                                                  Advocates and Solicitors.

                                                    ------g:\saa\Rediff.LL

                         [IMAGE OF TWENTY RUPEES NOTE]


     THIS AGREEMENT made and entered into at Mumbai this 5th day of July, One thousand nine hundred ninety nine: BETWEEN SHREENATHJI BALAJI COMPUTECH PRIVATE LIMITED a company incorporated and registered under the provisions of Companies Act, 1956 and having its registered office at 1314, Bharat Niwas, Soonawala Agiary Lane, Mahim, Mumbai-400 016 hereinafter called "the Licensor" (which expression shall, unless it be repugnant to the content or meaning thereof, mean and include its successors in title) of the One Part AND: REDIFF COMMUNICATION LIMITED a company incorporated and registered under the provisions of Companies Act,


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1956 and having its registered office at Sterling Centre, 4th floor, Dr. Annie
Besant Road, Worli, Mumbai-400 018 hereinafter called "the Licensee" (which expression shall, unless it be repugnant to the context or meaning thereof, mean and include its successors in title and assigns) of the Other Part:

WHEREAS


(1) By and under a Leave and Licence Agreement of even date made between the parties hereto, the Licensor has permitted the Licensee to use and occupy the first floor admeasuring in the aggregate 10800 sq. ft. built up area or thereabouts of the building known as "Mahalaxmi Engineering Estate" situate at L. J. Road No. 1, Mahim, Mumbai 400 016 (hereinafter called the "licensed premises") on leave and license basis at or for the compensation and on the terms and conditions set out in the said Leave and Licence Agreement;

(2) The term of the license is initially for a period of three years and twenty one days with an option to renew the license for a further period of three years;

(3) The Licensee has at the request of the Licensor agreed to deposit with the Licensor a


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     sum of Rs.71,28,000/- (Rupees Seventy One Lakhs Twenty Eight Thousand
     only) as interest free security deposit for the due observance and performance of the terms and conditions of the Leave and Licence Agreement;

(4) The parties hereto are desirous of recording the understanding arrived at by between them in the manner hereinafter appearing;

     NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO as under:

1. The Licensee shall simultaneously with the execution of these presents deposit and keep deposited with the Licensor a sum of Rs.71,28,000/- (Rupees Seventy One Lakhs Twenty Eight Thousand only) as interest free security deposit for the due observance and performance of the terms and conditions of the Leave and Licence Agreement. The said Security Deposit amount of Rs.71,28,000/- (Rupees Seventy One Lakhs Twenty Eight Thousand only) shall be paid by the Licensee to the Licensor in the manner following:

(A) Rs.35,64,000/- (Rupees Thirty Five Lakhs Sixty Four Thousand only) shall be paid by the Licensee to the Licensor on the execution of these presents; and



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(B)  Rs.35,64,000/- (Rupees Thirty Five Lakhs Sixty Four Thousand only) shall be paid by the Licensee to Messrs. Kanga and Company, Advocates and Solicitors for the Licensor who shall hold the same in escrow for a period of 21 days from the date of the execution of these presents with liberty to Messrs. Kanga and Company to release the said sum of Rs.35,64,000/- (Rupees Thirty Five Lakhs Sixty Four Thousand only) to the Licensor after the expiry of the said period of 21 days without any reference to the Licensee in that behalf.

2. It is hereby agreed by and between the parties that if the Leave and Licence Agreement is renewed for a further period of three years then in that event the Licensee shall deposit and keep deposited with the Licensor a further sum of Rs.10,69,200/- (Rupees Ten Lakhs Sixty Nine Thousand Two Hundred only) in addition to the said sum of Rs.71,28,000/- (Rupees Seventy One Lakhs Twenty Eight Thousand only) so as to make a total deposit of Rs.81,97,200/- (Rupees Eighty One Lakhs Ninety Seven Thousand Two Hundred only) for the second term of three years of the license as interest free security deposit for the due observance and performance of the terms and conditions of the license. The subsequent amount to be paid as interest free security deposit shall be paid in advance at least one month prior to the



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date of the commencement of the Second term of three years. It is hereby agreed by and between the parties hereto that if the said sum of Rs.10,69,200/-
(Rupees Ten Lakhs Sixty Nine Thousand Two Hundred only) is not paid by the Licensee to the Licensor one month period to the date of the commencement of the second term of three (3) years, then in that event, the same shall be construed as a breach on the part of the Licensee of the terms and conditions of the Leave and Licence Agreement and on the expiry of the said period of 30 days the Leave and Licence Agreement shall automatically come to an end and the consequences of termination as set out in the Leave and Licence Agreement shall follow. Provided However that if before the expiry of the said period of one month the said additional sum of Rs.10,69,200/- (Rupees Ten Lakhs Sixty Nine Thousand Two Hundred only) is paid by the Licensee to the Licensor with interest at the rate of 18% p.a. from the due date to the date of actual payment, then in that event, the Licensor shall be bound and liable to renew the licence for a further period of three (3) years on the same terms and conditions as contained in the Leave and Licence Agreement, Service Agreement and this Agreement.

3. The Licensee shall also simultaneously with the execution of this Agreement pay to the Licensor as deposit and keep deposited with the Licensor a sum of



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Rs.5,50,000/- (Rupees Five Lakhs Fifty Thousand only) to enable the Licensor to carry out the work of putting up a false ceiling in the Licensed Premises.

4. The said sum of Rs.5,50,000/- (Rupees Five Lakhs Fifty Thousand only) shall be refunded by the Licensor to the Licensee together with the interest free security deposit of Rs.71,28,000/- (Rupees Seventy One Lakhs Twenty Eight Thousand only) and/or Rs.81,97,200/- (Rupees Eighty One Lakhs Ninety Seven Thousand Two Hundred only) as the case may be on the expiry or sooner determination of the Leave and Licence Agreement. However, if the Licensee terminates the Agreement as per clause 13 of the said Leave and Licence Agreement then in that event only and not otherwise the Licensor shall not be entitled to refund the said sum of Rs.5,50,000/- to the Licensee and the Licensee hereby expressly agrees and consent to the retention of the said sum of Rs.5,50,000/- (Rupees Five Lakhs Fifty Thousand only) by the Licensor.

5. The amounts kept as security deposit as aforesaid shall not carry any interest and shall be refunded by the Licensor to the Licensee on the expiry or sooner determination of the license without interest but after deducting therefrom such amount as may be found due and payable by the Licensee to the Licensor as decided by Government approved architect as stipulated in clause 13 of the Leave and Licence Agreement. The parties will endeavor to see that the said Architect decides the point referred to him within a period of 20 days from the date of reference. It is further agreed that said Security Deposit shall be refunded by the Licensor only on the Licensee vacating and handing over quiet, vacant and peaceful charge of the said Licensed Premises. The decision of the Government approved Architect in that behalf shall be final and binding on the parties hereto.

6. It is hereby agreed by and between the parties hereto that if the Licensee fails to quit, vacate and hand over to the Licensor quiet, vacant and peaceful possession of the licensed premises on the expiry or sooner determination of the Licence, then in that event, the Licensor shall be entitled to forfeit the entire amount of security deposit lying deposited with the Licensor. Provided however that if within a period of two months from the expiry or sooner determination of the Licence, the Licensee vacates and hands over to the Licensor quiet, vacant and peaceful possession of the licensed premises, then in that event, the Licensor shall refund to the Licensee the security deposit amount without interest but after deducting therefrom a sum of Rs.39,600/- (Rupees Thirty Nine Thousand Six Hundred only) per day as and by way of liquidated damages during the initial period of three years and twenty one days and Rs.47,500/- (Rupees Forty Seven Thousand Four Hundred only) per day as and by way of liquidated damages for the subsequent period of three years. The Licensee hereby expressly consents to such forfeiture and refund of the balance amount from the said security deposit.

7. In the event of the Licensee being ready and willing to hand over to the Licensor quiet, vacant and peaceful possession of the licensed premises on the expiry or sooner determination of the license and the Licensor fails, refuses or is unable to refund the interest free security deposit amount lying with the Licensor, then in that event, notwithstanding what is provided in the Licence Agreement and without prejudice to any other right that the Licensee may have against the Licensor, the Licensee shall not be bound and liable to vacate and give possession of the licensed premises to the Licensor and the Licensee shall be entitled to continue and use the Licensed premises for the monthly license fee of Re.1/- and without being liable to pay any further license fee in respect of the licensed premises till such time the Licensor refund to the Licensee the said security deposit amount. In addition to the aforesaid, the Licensor shall pay interest on the interest free security deposit at the rate of 18% per annum from the date of default in refunding the interest free security deposit till the date of the actual payment of the interest free security deposit.

8. It is hereby agreed by and between the parties hereto that if there is any default in payment under the Leave and Licence Agreement and Service Agreement of the license fee and service charges on their respective due dates, then in that event, the Licensor shall have a right to adjust such unpaid license fee and service charges out of the amount paid as deposit and shall pay the balance amount of deposit, if any remaining, immediately to the Licensee without interest but after deducting therefrom such amount that may be found due and payable by the Licensee to the Licensor on account of license fee and service charges remaining unpaid and such license fee and service charges shall be adjusted against the deposit together with interest @ 18% p.a. from the due date till the date of actual payment.

9. Out of the interest free security deposit, the Licensor shall be entitled to retain a sum equivalent to the average of last 6 months bills paid for electricity, water bill, telephone and municipal taxes if any, payable by the Licensee and which have remained unpaid at least for a period of three months in respect of the licensed premises. The Licensor shall refund the said sum after deducting the aforesaid charges and without interest after the expiry of the said period of three months.

10. It is agreed by and between the parties hereto that if there is any change in Law governing the Licensed Premises by way of any act, order, notification and/or ordinance wherein the Licensee is recognized as the tenant or deemed to be the tenant of the Licensed Premises or any superior right is given to the Licensee then in that event a day prior to such act, order, notification and/or ordinance this Agreement shall come to an end and the Licensee shall within a period of 90 days quit, vacate and hand over quiet, vacant and peaceful possession of the Licensed Premises to the Licensor against which the Licensor shall refund the interest free security deposit to the Licensee but after deducting therefrom such amounts that may be found due and payable by the Licensee to the Licensor under the Leave and Licence Agreement and Service Agreement.

11. This Agreement shall run concurrently and shall be co-terminus with the Leave and Licence Agreement and Service Agreement. In the event of default being committed by the Licensee in observing and performing any of the terms and conditions of the said Leave and Licence Agreement or Service Agreement or in respect of this Agreement, the same shall be construed as a breach on the part of the Licensee in respect of the said Leave and Licence Agreement and Service Agreement and the consequences thereof, as provided therein, shall apply irrespective of the fact whether the breach is in respect of the said Leave and Licence Agreement or Service Agreement or this Agreement.

          IN WITNESS WHEREOF the parties hereto have hereunto set and subscribed their respective common seals the day and year first hereinabove written.

     SIGNED SEALED AND DELIVERED  )
     by the withinnamed Licensor  )
     SHREENATHJI BALAJI COMPUTECH )  SHREENATHJI BALAJI COMPUTECH PVT. LTD.
     PRIVATE LIMITED              )
     by the hand of its           )  [SIGNATURE ILLEGIBLE]
     duly authorized signatory    )
     Mr. Labhananker V. Joshi     )                                    DIRECTOR
     in the presence of V.V. Mehta)
     VINOD V. MEHTA

     SIGNED SEALED AND DELIVERED  )
     by the withinnamed Licensee  )
     REDIFF COMMUNICATION LIMITED )
     by the hand of its duly      )
     authorized signatory         )
     Mr. Rajiv Warrier            )
     in the presence of ....      )

     /s/ Sajit Suvarna

         (SAJIT SUVARNA)

     S.N. [ILLEGIBLE]

     Received of and from the withinnamed)

     Licensee a sum of Rs.35,64,000/-(Rupees)
     Thirty Five Lakhs Sixty Four Thousand  )
     only) as and by way of part of the     )
     security deposit paid by the Licensee  )
     to the Licensor simultaneously with    )
     the execution of this Agreement as     )
     as withinmentioned.                    )) Rs. 35,64,000/-


    WITNESS                                     WE SAY RECEIVED
    [SIGNATURE ILLEGIBLE]          FOR SHREENATHJI BALAJI COMPUTECH PVT. LTD.

                                   [SIGNATURE ILLEGIBLE]

                                                            DIRECTOR
                                   (Licensor)

     Receiver

     Received of and from the withinnamed    )
     Licensee a further sum of Rs.5,50,000/- )
     (Rupees Five Lakhs Fifty Thousand only) )
     as and by way of deposit paid by the    )
     Licensee to the Licensor simultaneously )
     with the execution of this Agreement    )
     as withinmentioned                      ) Rs.5,50,000/-


     WITNESS                                       WE SAY RECEIVED
    [SIGNATURE ILLEGIBLE]            FOR SHREENATHJI BALAJI COMPUTECH PVT. LTD.
                                        [SIGNATURE ILLEGIBLE]
                                               (Licensor)

                                                       DIRECTOR

                               SHREENATHJI BALAJI COMPUTECH
                                      PRIVATE LIMITED

                                            AND

                               REDIFF COMMUNICATION LIMITED





                                     DEPOSIT AGREEMENT
                              Dated this 5th day of July 1999






                              Messrs. Kanga and Company,
                              Advocates and Solicitors.

                              -------------- g:\samirediff.dap

                        [IMAGE OF A TWENTY RUPEE NOTE]

     THIS AGREEMENT made and entered into at Mumbai this 5th day of July, One thousand nine hundred ninety nine: BETWEEN SHREENATHJI BALAJI COMPUTECH PRIVATE LIMITED a company incorporated and registered under the provisions of Companies Act, 1956 and having its registered office at 13/14, Bharat Niwas, Soonawala Agiary Lane, Mahia, Mumbai-400 016 hereinafter called "the Licensor" (which expression shall, unless it be repugnant to the context or meaning thereof, mean and include its successors in title) of the One Part AND: REDIFF COMMUNICATION LIMITED a Company incorporated and registered under the provisions of Companies Act, 1956 and having its registered office at Sterling Centre, 4th floor, Dr. Annie Besant Road, Worli, Mumbai-0400 018 hereinafter called "the Licensee" (which expression shall, unless it be repugnant to the context or meaning thereof, mean and include it successors) of the Other Part:

W H E R E A S

(1) By and under a Leave and License Agreement of even date made between the parties hereto, the Licensor has permitted the Licensee to use and occupy the first floor admeasuring in the aggregate 10800 sq. ft. of built up area or thereabouts of the building known as "Mahalaxmi Industrial Estate" situate at L. J. Road No. 1, Mahim, Mumbai 400 016 (hereinafter called the "licensed premises") on leave and license basis for a term of three years and twenty one days with an option to renew for a further term of three years at or for the compensation and on the terms and conditions set out in the said Leave and License Agreement;

(2) The Licensor has agreed to provide to the Licensee certain fixtures, fittings and amenities in the licensed premises and two car parking spaces in the compound of the building where the licensed premises are located for the use and enjoyment by the Licensee as per the details set out in the list annexed hereto and marked with letter "A";

(3) The Licensor has also agreed to provide watchmen and sweeper to clean outside area of the licensed premises;

(4) The parties hereto are desirous of recording the understanding arrived at by and between them in the manner hereinafter appearing;

     NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY MUTUALLY AGREED DECLARED CONFIRMED AND RECORDED BY AND BETWEEN THE PARTIES HERETO AS UNDER:

1. By and under a Leave and License Agreement of even date, the Licensor has given permission and/or licence to the Licensee to use and occupy the licensed premises and the Licensor has also agreed to provide amenities and render services as provided herein.

3. The Licensor has agreed to render amenities and services to the Licensee such as providing watchman, sweeper (to clean outside area of Licensed Premises), electrical fixtures and fittings access towards 2 elevators installed lying and being in the licensed premises and two reserved car parking spaces in the compound of the building where the licensed premises are located (hereinafter collectively referred to as "the facilities") and all such other incidental and other services relating to the use and enjoyment of the licensed premises and concerning and relating to the aforesaid services. It is hereby agreed by and between the parties that the Licensor shall use its best endevour to provide the facilities and services during the tenure of this Agreement. If for any reason or due to unforeseen circumstances the Licensor is unable to provide the said facilities or services, the Licensee shall not terminate this Agreement. The Licensor however shall use its best efforts to reinstate the services which they have been unable to provide and the Licensee shall in the meantime continue to pay every month the service charges as hereinafter provided.

3. For the services rendered by the Licensor to the Licensee, the Licensee shall pay to the Licensor service charges of Rs.1,98,000/- (Rupees One lakh Ninety Eight thousand only) per month for initial period of three years twenty one days commencing from 5th day to July, 1999 and ending on 25th July 2002 subject to the deduction of tax at sources applicable. The first of such service charges shall be paid on the 26th day of July 1999 and the subsequent payment shall be made on or before the 5th day of each and every succeeding month and thereafter for the entire duration of the license. In case the license is renewed for an end and the consequences of termination shall follow and the Licensor shall be entitled to call upon the Licensee to quit, vacate and hand over to the Licensor quiet, vacant and peaceful possession of the licensed premises as contemplated in the Leave and Licence Agreement.

6. This Agreement shall run concurrently with and shall be co-terminus with the Leave and License Agreement. In the event of default being committed by the Licensee in observing and performing any of the terms and conditions of the said Leave and License Agreement and the Deposit Agreement or in respect of this Agreement, the same shall be construed as a breach on the part of the Licensee in respect of the said Leave and Licence Agreement and the consequence thereof, as provided therein, shall apply irrespective of the fact whether the breach is in respect of the said Leave and Licence Agreement or Deposit Agreement or this Agreement.

     IN WITNESS WHEREOF the parties hereto have hereunto set and subscribed their respective hands and seals the day and year first hereinabove written.

SIGNED SEALED AND DELIVERED   )
by the withinnamed Licensor   )
SHREENATHJI BALAJI COMPUTECH  )

PRIVATE LIMITED,              )

by the hand of its            )    FOR SHREEMATHJI BALAJI COMPUTECH PVT. LTD.

duly authorized signatory     )    /s/ LABHASHANKER V. JOSHI,

MR. LABHASHANKER V. JOSHI     )                                      DIRECTOR

in the presence of . . .      )

-------------------------------

/s/ VINOD V. MEHTA
-------------------------------
Vinod V. Mehta

/s/ [SIGNATURE ILLEGIBLE]
-------------------------------

SIGNED SEALED AND DELIVERED   )

by the withinnamed Licensee   )

REDIFF COMMUNICATION LIMITED  )

by the hand of its duly       )    /s/ RAJIV WARRIER

Authorized Signatory          )

Mr. Rajiv Warrier             )

in the presence of . . .      )

/s/SN PHATAPLEKAR
------------------------------
SN Phataplekar

/s/ SAJIT SUVARNA
------------------------------
Sajit Suvarna